UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 21, 2013
(Date of earliest event reported)

Cinedigm Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 9th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

212-206-8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 23, 2013, Cinedigm Corp., a Delaware corporation (the “Company”), filed a Form 8-K (the “Original Form 8-K”) which reported that the Company consummated the acquisition of GVE Newco, LLC, formerly a division of Gaiam, Inc. (the “Acquisition”) on October 21, 2013.  The Company had reported in the Original Form 8-K that it would file the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K by January 2, 2014. This Form 8-K/A is being filed to amend the Original Form 8-K to include such financial statements. No other change is effected by this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

GVE, a division of Gaiam, Inc.’s audited financial statements for the year ended on December 31, 2012 and unaudited financial statements for the nine months ended on September 30, 2013 and September 30, 2012, respectively, are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

(b) Pro Forma Financial Information

Cinedigm Corp.’s unaudited pro forma condensed combined balance sheet as of September 30, 2013 and unaudited pro forma condensed combined statements of operations for the year ended March 31, 2013 and the six months ended September 30, 2013 are attached hereto as Exhibit 99.4 and Exhibit 99.5, respectively, and incorporated herein by reference.

(c) Exhibits

The following exhibits are furnished as part of this report:

Exhibit No.	Description

23.1	Consent of EKS&H LLLP.

99.2
Audited carve-out balance sheet of GVE, a division of Gaiam, Inc. as of December 31, 2012, and the related carve-out statement of operations, carve-out statement of changes in parent’s  equity and carve-out statement of cash flows for the year then ended.

99.3
Unaudited condensed carve-out balance sheets of GVE, a division of Gaiam, Inc. as of September 30, 2013 and September 30, 2012 and the unaudited condensed carve-out statements of operations and condensed carve-out statements of cash flows for the nine months ended September 30, 2013.

99.4	Unaudited pro forma condensed combined balance sheet of Cinedigm Corp. as of September 30, 2013.

99.5	Unaudited pro forma condensed combined statements of operations of Cinedigm Corp. for the year ended March 31, 2013 and the six months ended September 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.
Dated: December 31, 2013	By:	/s/ Gary S. Loffredo
Gary S. Loffredo President of Digital Cinema, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of EKS&H LLLP.

99.2
Audited carve-out balance sheet of GVE, a division of Gaiam, Inc. as of December 31, 2012, and the related carve-out statement of operations, carve-out statement of changes in parent’s  equity and carve-out statement of cash flows for the year then ended.

99.3
Unaudited condensed carve-out balance sheets of GVE, a division of Gaiam, Inc. as of September 30, 2013 and September 30, 2012 and the unaudited condensed carve-out statements of operations and condensed carve-out statements of cash flows for the nine months ended September 30, 2013.

99.4	Unaudited pro forma condensed combined balance sheet of Cinedigm Corp. as of September 30, 2013.

99.5	Unaudited pro forma condensed combined statements of operations of Cinedigm Corp. for the year ended March 31, 2013 and the six months ended September 30, 2013.